UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

Martin Marietta Materials, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	001-12744	56-1848578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4123 Parklake Avenue Raleigh, North Carolina		27612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 919-781-4550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	MLM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on August 21, 2026, Martin Marietta Materials, Inc. (“Martin Marietta” or the “Company”) consummated the previously announced acquisition (the “LNA Transaction”) of Lhoist North America, Inc. (“LNA”) from LNA Holding SRL (“LNA Holding”), a société à responsabilité limitée organized under the laws of Belgium, pursuant to the terms of that certain Securities Sale Agreement, dated June 27, 2026, by and between the Company and LNA Holding.

On August 24, 2026, Martin Marietta filed a Current Report on Form 8-K in connection with the closing of the LNA Transaction (the “Original Report”) that incorporated by reference into Item 9.01 thereof certain historical financial information of LNA and pro forma financial information to give effect to the LNA Transaction that was previously filed on a Current Report on Form 8-K on August 10, 2026. Martin Marietta is filing this Amendment No. 1 to the Original Report (the “Amendment”) solely to provide updated pro forma financial information for the year ended December 31, 2025 and as of and for the six months ended June 30, 2026 to reflect the impact of changes in the preliminary purchase price accounting, financing and expenses for the LNA Transaction. This Amendment reports no other updates or amendments to the Original Report and should be read in conjunction with the Original Report.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements combining the historical consolidated financial statements of the Company and its subsidiaries and LNA and its subsidiaries to give effect to the LNA Transaction and give effect to the changes in preliminary purchase price accounting are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference:

●	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2026;

●	Unaudited Pro Forma Condensed Combined Statements of Earnings for the year ended December 31, 2025 and for the six months ended June 30, 2026; and

●	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

99.1	Unaudited Pro Forma Condensed Combined Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 4, 2026	MARTIN MARIETTA MATERIALS, INC.

	By:	/s/ George F. Schoen
		Name:	George F. Schoen
		Title:	Executive Vice President, General Counsel and Corporate Secretary